Exhibit 10.8(f)
                                                                 ---------------


                             THIRD AMENDMENT TO THE
                            POWER PURCHASE AGREEMENT
                                    BETWEEN
                                ZOND WINDSYSTEM
                                PARTNERS, LTD.,
                                  SERIES 85-C
                                      AND
                        PACIFIC GAS AND ELECTRIC COMPANY
                             (PG&E LOG NO. 01W017)


     THIS THIRD AMENDMENT ("Amendment") is by and between PACIFIC GAS AND ELECTRIC COMPANY ("PG&E"), a California corporation and Zond Windsystem Partners, Ltd., Series 85-C ("Seller"), a California limited partnership. PG&E and Seller are sometimes referred to herein individually as "Party" and collectively as the "Parties."

                                    RECITALS

     A. On January 17, 1985 Seller (or Seller's predecessor, as applicable) and PG&E entered into a Power Purchase Agreement (as amended, the "PPA"), pursuant to which PG&E purchases electric power from Seller and Seller sells electric power to PG&E.

     B. On April 6, 2001, PG&E filed a voluntary petition under chapter 11 of the United States Bankruptcy Code in the San Francisco Division of the United States Bankruptcy Court for the Northern District of California (the "Bankruptcy Court") (In re Pacific Gas and Electric Company, Bankr. Case No. 01-03923).

     C. On June 14, 2001, the California Public Utilities Commission (the "Commission") issued Decision 01-06-015, which approved as reasonable certain non-standard PPA energy price modifications.

     D. Seller and PG&E now desire to enter into the PPA energy price modification set forth below.

                                     1 of 3

                                   AMENDMENT

     In consideration of the mutual promises and covenants contained herein, PG&E and Seller agree to modify the Agreement as follows:

     1. FIXED ENERGY PRICE
        ------------------

          Upon approval by the Bankruptcy Court as specified in Section 2 below, the energy price term specified in the PPA (PG&E's "full short-run avoided costs" or "full short-run avoided operating costs" as the case may be) shall be replaced for the lesser of the remaining term of the PPA or five years with the applicable energy prices as specified in Attachment A, which is hereby incorporated by reference. Upon approval by the Bankruptcy Court as specified in Section 2 below, such amended energy prices shall become effective on July 16, 2001, at 00:00 PPT. No provision of the PPA other than the energy price term is or shall be deemed to be modified, amended, waived or otherwise affected by this Amendment. The Parties agree to
     reasonably   cooperate  and  contest  any  challenge  in  any   Commission
     proceeding that seeks to alter or modify the energy pricing terms set forth in Attachment A, including, but not limited to, any challenge to the reasonableness of PG&E having entered into this Amendment.

     2. EFFECTIVENESS OF AMENDMENT

          This Amendment shall not become effective unless and until it has been approved by the Bankruptcy Court. If the Bankruptcy Court has not approved this Amendment by August 15, 2001, this Amendment shall be deemed a nullity.

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


     3. SIGNATURES

        IN WITNESS WHEREOF, Seller and PG&E have caused this Amendment to be executed by their authorized representatives.

PACIFIC GAS AND ELECTRIC COMPANY
A California corporation
By: /s/  ?
    --------------------------
Title:  Director USPM
Date:  7/14/01

ZOND WINDSYSTEM PARTNERS, LTD.,
SERIES 85-C
A California limited partnership

By ZOND WINDSYSTEMS
MANAGEMENT CORPORATION V, its
General Partner
By:  /s/ John A. Lamb
    --------------------------------
Title:  Asst. Sec.
Date 11-13-01

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


                                  Attachment A

                        Pacific Gas and Electric Company

       FIXED ENERGY PRICES FOR QUALIFYING FACILITIES UNDER D.01-06-015 [1]
       -------------------------------------------------------------------
                      Effective through December 31, 2001



                           Starting                                                                         2001 TOU
                           Energy                           2001 TOU         SRAC TF        2001 TOU        Energy
                           Value                            Hours            Base [2]       Factor [3]      Price [4]
                           $/kwh                                                                            $/kwh
                          -----------------------------------------------------------------------------------------------
                            (a)                               (b)             (c)               (d)         (e) = a*d

Allocation of Annual Fixed Price to Seasons:                                                Without Time-of Use Metering:
-------------------------------------------
Period A - Summer          0.053700                         4,417            0.018748       0.879           0.047181
Period B - Winter          0.053700                         4,343            0.023973       1.123           0.060330
Annual Average             0.053700                         8,760            0.021338                       0.053700



Allocation of Seasonal Prices to TOU Periods:
--------------------------------------------

Period A - Summer                                                                           With Time-of-Use Metering:
Peak                       0.047181                           774                           1.065           0.050248
Partial-Peak               0.047181                           903                           1.022           0.048219
Off-Peak                   0.047181                         2,003                           0.985           0.046465
Super Off-Peak             0.047181                           737                           0.946           0.044633



Period B - Winter
Peak                             --                            -                               --                 --
Partial-Peak               0.060330                         1,612                           1.032           0.062261
Off-Peak                   0.060330                         2,008                           0.992           0.059866
Super Off-Peak             0.060330                           723                           0.950           0.057314



1. These energy prices are derived solely for purposes of implementing the five-year energy price (5.37 cents/kwh) option in CPUC Decision (D.) 01-06-015. These prices will be reallocated annually using appropriate TOU calendar hours.

2. SRAC TF Base values reflect the seasonal allocation factors currently specified in PG&E's SRAC Transition Formula, as adopted by the CPUC in D.96-12-028. Seasonal values reflect the Base SRAC energy prices adopted in D.96-12-028. The annual average value shown derives from weighting the seasonal values by TOU period hours.

3. TOU factors allocate the fixed annual energy price for seasons, and seasonal values for time-of-use periods. Seasonal TOU factors are derived from the ratio of the season SRAC TF Base values to the average annual value shown. Intraseasonal TOU factors are as adopted in D.96-12-028
     (as corrected in CPUC D.97-01-027). Off-peak period values are calculated using seasonal period hours for the applicable year, per the following:




         Period A (May 1 - October 31)               Period B (November 1 - April 30)
    ---------------------------------------      ----------------------------------------------
     [Total Summer hours- (1.065*Summer
     Peak hours) - (1.022*Summer Partial Peak      [Total Winter hours - (1.032*Winter Partial-
      hours) - (0.946*Summer Super Off-Peak        Peak hours)-(0.950*Winter Super Off-Peak
       hours)]/Summer Off-Peak hours hours)          hours)]/Winter Off-Peak hours.




4. TOU energy price is the product of the starting energy value and the TOU factor. Energy prices shown do not include applicable line loss adjustments. Line loss adjustments will be determined in accordance with CPUC D.01-01-007.